Exhibit 10.1
SEVENTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
     THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of May 31 2011, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division (as successor to Wachovia Bank, National Association which, in turn, was successor to Congress Financial Corporation (Western)) (“Lender”), and PFSWEB RETAIL CONNECT, INC., a Delaware corporation formerly known as eCOST.com, Inc. (“Borrower”).
WITNESSETH:
     WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement, dated as of August 3, 2004 (as amended by (i) that certain First Amendment to Loan and Security Agreement, by and between Borrower and Lender; (ii) that certain Second Amendment to Loan and Security Agreement, by and between Borrower and Lender; (iii) that certain Third Amendment to Loan and Security Agreement, by and between Borrower and Lender; (iv) that certain Fourth Amendment to Loan and Security Agreement, dated as of March 28, 2007, by and between Borrower and Lender; (v) that certain Fifth Amendment to Loan and Security Agreement, dated as of January 6, 2009; and (vi) that certain Sixth Amendment to Loan and Security Agreement, dated as of May 5, 2010, and as modified by that certain letter agreement dated as of November 29, 2005, (as further amended, restated, supplemented or otherwise modified through the date hereof, the “Loan Agreement”), whereunder Lender agreed to make extensions of credit from time to time to, or for the account of, Borrower;
     WHEREAS, the parties hereto desire to make certain amendments to the Loan Agreement, subject to the terms hereof;
     NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.
     SECTION 2. Amendments. Upon the Amendment Effective Date (as hereinafter defined), the Loan Agreement shall be amended as follows:
     (a) The following definitions are hereby added to Section 1 of the Loan Agreement in a manner that maintains alphabetical order:
     “‘Capital Expenditure’ means for a period, any expenditure of money during such period for the purchase of any capital asset (excluding any software that is internally developed by Borrower, whether or not Borrower capitalized the development costs).”
     ‘“Maturity Date’ shall have the meaning set forth in Section 12.1(a) hereof.”
     (b) Section 1.39 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
          ‘“Interest Rate’ shall mean,
          (a) Subject to clause (b) of this definition below:
Seventh Amendment to
Loan and Security Agreement

     (i) as to Prime Rate Loans, a rate per annum equal to the Prime Rate plus one percent per annum (1.00%),
     (ii) as to Eurodollar Rate Loans, a rate per annum equal to the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by Borrower, as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower), plus three and one-half percent (3.50%) per annum.
     (b) Notwithstanding anything to the contrary contained in clause (a) of this definition, the Interest Rate shall mean the rate of two percent (2.00%) per annum in excess of the rate per annum calculated pursuant to clause (a) of this definition, at Lender’s option, without notice, (i) either (A) for the period on and after the date of termination hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (B) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender and (ii) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es) arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default).”
     (c) Section 1.64 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
          “1.64 Intentionally deleted.”
     (d) Section 1.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
          “‘Borrowing Base’ shall mean, at any time, the amount equal to the sum of:
     (a) eighty-five percent (85%) of Eligible Accounts; plus
     (b) the least of:
     (i) fifty-five percent (55%) of the Value of Eligible Inventory, or
     (ii) eighty-five percent (85%) of the Appraised Inventory Value of Eligible Inventory, or
     (iii) Two Million Dollars ($2,000,000), less
     (c) any Reserves.
     For purposes only of applying the sublimit on Revolving Loans based on Eligible Inventory set forth in clause (b)(iii) above, Lender may treat the then undrawn amounts of outstanding Letter of Credit Accommodations for the purpose of purchasing Eligible Inventory as Revolving Loans to the extent Lender is in effect basing the issuance of the Letter of Credit Accommodations on the Value or Appraised Inventory Value of the Eligible Inventory being purchased with such Letter of Credit Accommodations. In determining the actual amounts of such Letter of Credit Accommodations to be so treated for purposes of the sublimit, the outstanding Revolving Loans and Reserves shall be attributed first to any components of the lending formulas set forth above that are not subject to such sublimit, before being attributed to the components of the lending formulas subject to such sublimit.”
Seventh Amendment to
Loan and Security Agreement

     (e) Section 2.2(b) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:
     “(b) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrower shall pay to Lender a letter of credit fee at a rate equal to two and one-half percent (2.50%) per annum on the daily outstanding balance of the Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month, except that Borrower shall pay to Lender such letter of credit fee, at Lender’s option, without notice, at a rate equal to four and one-half percent (4.50%) per annum on such daily outstanding balance for: (i) the period from and after the date of termination hereof until Lender has received full and final payment of all Obligations (notwithstanding entry of a judgment against Borrower) and (ii) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Lender. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrower to pay such fee shall survive the termination or non-renewal of this Agreement.”
     (f) Section 3.2(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “(e) Except in Lender’s discretion, the amount of all outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by Lender in connection therewith shall not at any time exceed One Million Dollars ($1,000,000).”
     (g) Section 3.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
          “3.4 Intentionally deleted.”
     (h) Section 3.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “3.5 Unused Line Fee. Borrower shall pay to Lender, on a monthly basis, an unused line fee at a rate equal to three-eighths of one percent (0.375%) per annum calculated upon the amount by which Three Million Dollars ($3,000,000) exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be due and payable to Lender on the first day of each month, in arrears; provided, that the foregoing Three Million Dollar ($3,000,000) amount shall be increased to Seven Million Five Hundred Thousand ($7,500,000) if the aggregate sum of the outstanding Revolving Loans and Letter of Credit Accommodations for the immediately preceding month (or part thereof) exceeds Two Million Five Hundred Thousand ($2,500,000) at any time.”
     (i) Section 7.3(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “(d) upon Lender’s request, Borrower shall, at its expense, no more than one (1) time in any twelve month period in the case of both desktop appraisals and full appraisals, but at any time and as many times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender, Acceptable Appraisals as to the Inventory;”
Seventh Amendment to
Loan and Security Agreement

     (j) The introduction in the first sentence of Section 7.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “From time to time as requested by Lender, at the cost and expense of Borrower, no more than two (2) times in any twelve month period (which number shall be no more than three (3) times in any twelve month period if, as of the applicable date of determination, the sum of the aggregate outstanding Revolving Loans and Letter of Credit Accommodations hereunder exceeds One Million Dollars ($1,000,000)), and at any time or as many times as Lender may request upon the occurrence and during the continuation of an Event of Default,”
     (k) Section 9.9(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “(b) purchase money Indebtedness (including Capital Leases) arising after the date hereof to the extent secured by purchase money security interests in Equipment (including Capital Leases) and purchase money mortgages on Real Property not to exceed One Million Dollars ($1,000,000) in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of Borrower other than the Equipment or Real Property so acquired, and the Indebtedness secured thereby does not exceed the cost of the Equipment or Real Property so acquired, as the case may be;”
     (l) Section 9.10(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “(g) Borrower may make advances to its employees not to exceed Fifty Thousand Dollars ($50,000) in the aggregate outstanding at any time; and”
     (m) Section 9.10(h) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
          “(h) Intentionally deleted.”
     (n) Section 9.11 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “9.11 Dividends and Redemptions. Neither Borrower nor any of its Subsidiaries shall, directly or indirectly, declare or pay any dividends on account of any shares of any class of Capital Stock of Borrower or such Subsidiary, as the case may be, now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of Capital Stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, except (a) in any case, dividends may be made in the form of shares of Capital Stock consisting of common stock and (b) any Subsidiary of Borrower may pay dividends to Borrower;.”
     (o) Section 9.20(f) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “(f) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower’s operations, plus a per-diem charge at the then-standard rate of Lender, per person, per
Seventh Amendment to
Loan and Security Agreement

day for Lender’s examiners in the field and office (which rate is currently $1,200 per person, per day);”
     (p) A new Section 9.22 of the Loan Agreement is hereby added to the Loan Agreement, to read as follows:
     “9.22 Capital Expenditures. Borrower shall not incur or contract to incur Capital Expenditures of more than $500,000 in the aggregate during any fiscal year.”
     (q) Section 12.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “(a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on May 31, 2012 (the “Maturity Date”). Borrower may terminate this Agreement at any time upon ten (10) days’ prior, written notice to Lender (which notice shall be irrevocable) and Lender may terminate this Agreement at any time on or after the occurrence of an Event of Default. Upon the effective date of termination of this Agreement, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender (or at Lender’s option, a letter of credit issued for the account of Borrower and at Borrower’s expense, in form and substance satisfactory to Lender, by an issuer acceptable to Lender and payable to Lender as beneficiary) in such amounts as Lender determines are reasonably necessary to secure (or reimburse) Lender from loss, cost, damage or expense, including attorneys’ fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment and any continuing obligations of Lender to any bank, financial institution or other Person under or pursuant to any Deposit Account Control Agreement or Investment Property Control Agreement. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next Business Day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Los Angeles time.”
     (r) Section 12.1(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
          “(c) Intentionally deleted.”
     (s) Each reference to “Renewal Date” in the Loan Agreement is hereby deleted and replaced with a reference to “Maturity Date”.
     SECTION 3. Amendment Fee. Borrower shall pay Lender an amendment fee in the amount of $5,000, which shall be due and payable in full, and fully earned by Lender, on the Amendment Effective Date.
     SECTION 4. Representations, Warranties and Covenants of Borrower. Borrower represents and warrants to Lender, and agrees that:
     (a) the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Financing Agreements are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made
Seventh Amendment to
Loan and Security Agreement

with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by Lender;
     (b) on the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;
     (c) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by, Borrower, and this Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
     (d) the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which Borrower is a party or is subject.
     SECTION 5. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:
     (a) Each of Borrower and Lender shall have executed and delivered to Lender this Amendment, and such other documents as Lender may reasonably request;
     (b) PFSweb, Inc. shall have executed and delivered a Reaffirmation of Guaranty in the form attached to this Amendment;
     (c) No Default or Event of Default shall have occurred and be continuing; and
     (d) All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.
     SECTION 6. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission shall be equally as effective as delivery of an originally executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission also shall deliver an originally executed counterpart of this Amendment but the failure to deliver an originally executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
     SECTION 7. Costs and Expenses. Borrower hereby affirms its obligation under Section 9.20 of the Loan Agreement to reimburse Lender for all expenses (including reasonable attorneys’ fees) paid or incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment.
     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.
Seventh Amendment to
Loan and Security Agreement

     SECTION 9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 10. Effect of Amendment; Reaffirmation of Financing Agreements. The parties hereto agree and acknowledge that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Financing Agreements other than as expressly set forth herein and (b) the Loan Agreement (as amended hereby) and each of the other outstanding Financing Agreements remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement, as amended hereby.
     SECTION 11. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.
     SECTION 12. Release. BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER, ITS AFFILIATES AND PARTICIPANTS, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER AND ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ITS AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDER’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDER, WHICH OBLIGATIONS WERE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS.
[Signature page follows]
Seventh Amendment to
Loan and Security Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

PFSWEB RETAIL CONNECT, INC., a Delaware
corporation formerly known as eCOST.com, Inc., as
Borrower

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
acting through its Wells Fargo Business Credit operating
division (as successor to Wachovia Bank, National
Association which, in turn, was successor to Congress
Financial Corporation (Western)), as Lender

By:

Name:

Title:

Signature Page to Seventh Amendment to
Loan and Security Agreement

Reaffirmation of Guaranty
     The undersigned hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby, and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment, and (ii) agrees that that certain Guaranty, dated as of March 31, 2006 (the “Guaranty”), executed by the undersigned, in favor of Lender, remains in full force and effect and continues to be the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.
     Furthermore, the undersigned hereby agrees and acknowledges that (a) the Guaranty executed by the undersigned is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Lender under the Guaranty executed by the undersigned or any other agreement executed by the undersigned in connection therewith, (c) the execution and delivery of the foregoing Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Guaranty executed by the undersigned, and shall not constitute a waiver by Lender of Lender’s rights against the undersigned under the Guaranty executed by the undersigned, (d) the consent of the undersigned is not required to the effectiveness of the foregoing Amendment and (e) no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Financing Agreement (other than the Guaranty executed by the undersigned).

PFSWEB, INC.

By:

Name:

Title:

Reaffirmation of Guaranty